SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: March 4, 2004

                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851

                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765

                            Telephone: (203) 846-2274
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Item 5.  Other Events.



The Registrant announced the restructuring of equity ownership of Trudy Corporation and Studio Mouse, LLC.

(c) Exhibits.

         99.1.    Press release of the Registrant, dated March 4, 2004.
         99.2.    Memorandum of Understanding, dated February 19, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUDY CORPORATION

Date: March 4, 2004              By /s/ WILLIAM W. BURNHAM
                                    --------------------------------------------
                                        William W. Burnham,
                                        Chief Executive Officer and Acting Chief
                                        Financial Officer of the Company



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